UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL		60047
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 5 - Corporate Governance and Management
Item 5.02. - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Annual Meeting of Stockholders of ACCO Brands Corporation (the “Company”) on May 21, 2019 (the “2019 Annual Meeting”), the Company’s stockholders approved the 2019 ACCO Brands Corporation Incentive Plan (the “Plan”). The description of the Plan contained under the caption “Proposal to Approve the 2019 ACCO Brands Corporation Incentive Plan” in the Company’s definitive proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on April 4, 2019 is incorporated herein by reference. Such description is qualified in its entirety by reference to the Plan, a copy of which is incorporated by reference as Exhibit 10.1 to this report.
Item 5.03. - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 21, 2019, the Company filed an amendment (the “Charter Amendment”) to its Restated Certificate of Incorporation, as amended, with the Delaware Secretary of State that affirmed the Company’s majority voting standard for uncontested director elections by eliminating language in Article VII of the Restated Certificate of Incorporation that provided for the election of directors by plurality vote thereby affirming the Company's majority voting standard for uncontested director elections. The Charter Amendment was approved by the Company’s stockholders at the 2019 Annual Meeting. A copy of the Charter Amendment is filed as Exhibit 3.1 to this report, and is incorporated by reference herein.
Item 5.07. - Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the Company's stockholders (i) elected the ten director nominees listed below to serve as directors for a term of one year expiring at the 2020 annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2019; (iii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers; (iv) approved the Charter Amendment ; and (v) approved the 2019 ACCO Brands Corporation Incentive Plan. Set forth below are the voting results for these proposals:

Item 1:	The election of ten directors for a one-year term expiring at the 2020 Annual Meeting of Stockholders

	For	Withheld	Abstain	Broker Non-Votes
James A. Buzzard	88,815,889	95,176	59,994	5,707,364
Kathleen S. Dvorak	88,790,099	125,344	55,616	5,707,364
Boris Elisman	86,478,082	2,404,245	88,732	5,707,364
Pradeep Jotwani	88,119,229	791,453	60,377	5,707,364
Robert J. Keller	88,796,845	133,505	40,709	5,707,364
Thomas Kroeger	88,187,761	723,109	60,189	5,707,364
Ron Lombardi	88,500,782	245,517	224,760	5,707,364
Graciela Monteagudo	88,637,418	269,152	64,489	5,707,364
Hans Michael Norkus	88,578,646	329,260	63,153	5,707,364
E. Mark Rajkowski	88,790,075	119,597	61,387	5,707,364

Item 2:	The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2019:

For	Against	Abstain	Broker Non-Votes
93,870,344	645,920	162,159	0

Item 3:	The approval, by non-binding advisory vote, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
85,969,160	2,898,103	103,796	5,707,364

Item 4:	The approval of an amendment to the Company’s Restated Certificate of Incorporation to affirm the Company’s majority voting standard for uncontested director elections:

For	Against	Abstain	Broker Non-Votes
88,719,795	149,699	101,565	5,707,364

Item 5:	The approval of the 2019 ACCO Brands Corporation Incentive Plan:

For	Against	Abstain	Broker Non-Votes
77,209,384	11,680,412	81,263	5,707,364

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d)    Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ACCO Brands Corporation

10.1	2019 ACCO Brands Corporation Incentive Plan (incorporated by reference to Exhibit 10 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 21, 2019)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ACCO Brands Corporation
10.1	2019 ACCO Brands Corporation Incentive Plan (incorporated by reference to Exhibit 99 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 21, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	May 28, 2019	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President,
General Counsel and Corporate Secretary